EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of TriState Capital Holdings, Inc. hereby certify that the Quarterly Report of TriState Capital Holdings, Inc. on Form 10-Q for the quarterly period ended September 30, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of TriState Capital Holdings, Inc.

By:
/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Dated: November 5, 2021

By:
/s/ David J. Demas
David J. Demas
Chief Financial Officer

Dated: November 5, 2021